                                POWER OF ATTORNEY

         The undersigned, each a Trustee or officer of E*TRADE Funds, a Delaware business trust ("Trust"), do hereby constitute and appoint Liat Rorer, Jay Gould, Elizabeth Gottfried, Jane A. Kanter, David A. Vaughan, Randy G. Legg, Jill Grossberg and Lori Russell and each of them, his or her true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended ("1940 Act") and any rules, regulations and requirements of the Securities and Exchange Commission ("SEC"), in connection with the registration under the Securities Act of the shares of beneficial interest of the Trust ("Securities") and in connection with the registration of the Trust under the 1940 Act and the qualification of the Trust and its Securities with all other necessary regulatory authorities, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the Trust, and each of the undersigned as trustee or officer, as appropriate, of the Trust to a Registration Statement, any amendment thereto filed with the SEC or other necessary regulatory authorities, with respect to the Securities or with respect to the Trust and to any instrument or document filed as part of, as an exhibit to or in connection with any Registration Statement or amendment.

         Further, each of the undersigned hereby ratifies any prior actions taken by said attorneys and agents, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of each of the undersigned the name of each of the undersigned as Trustee or officer, as appropriate, of the Trust to a Registration Statement or to any amendment thereto filed with the SEC or other necessary regulatory authorities, with respect to the Securities or with respect to the Trust and to any instrument or document filed as part of, as an exhibit to or in connection with any Registration Statement or amendment.

         The undersigned does hereby ratify and confirm as his or her own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be executed as of February 21, 2002.

                 SIGNATURE                                       TITLE                           DATE
                 ---------                                       -----                           ----
/s/Mitchell H. Caplan
---------------------------------------------
             Mitchell H. Caplan                                 Trustee                    February 21, 2002

/s/Shelly J. Myers
---------------------------------------------
              Shelly J. Myers                                   Trustee                    February 21, 2002

/s/Ashley T. Rabun
---------------------------------------------
              Ashley T. Rabun                                   Trustee                    February 21, 2002

/s/Steven Grenadier
---------------------------------------------
              Steven Grenadier                                  Trustee                    February 21, 2002

/s/George J. Rebhan
---------------------------------------------
              George J. Rebhan                                  Trustee                    February 21, 2002

/s/Liat Rorer
---------------------------------------------
          Liat Rorer                                           President                   February 21, 2002

/s/Elizabeth Gottfried
---------------------------------------------
         Elizabeth Gottfried                          Vice President and Treasurer         February 21, 2002

                                  E*TRADE FUNDS

                             SECRETARY'S CERTIFICATE


     The undersigned hereby certifies that he is the Secretary of E*TRADE Funds ("Trust"), a business trust organized and existing under the laws of the State of Delaware. The undersigned further certifies that: (1) the following resolution is a true and correct copy of a resolution duly adopted by the approval of the Board of Trustees of the Trust on February 21, 2002 and (2) that such resolution is in effect as of the date hereof and has not been rescinded, amended or modified.

          RESOLVED, that the Trustees and Officers of the Trust who may be required to execute the Trust's Registration Statement and any amendments thereto be, and each of them hereby is, authorized to execute a power of attorney appointing Liat Rorer, Elizabeth Gottfried, Jay Gould, Jane A. Kanter, David A. Vaughan, Randy G. Legg, Jill Grossberg and Lori Russell and each of them, as their true and lawful attorneys-in-fact, to execute in their name, place and stead on behalf of the Trust, unless otherwise designated as Trustee or officer of the Trust, the Registration Statement and any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the SEC and all other necessary regulatory authorities; and said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of each of said officers, or any or all of them, and on behalf of the Trust, in any and all capacities with respect to the Trust, every act whatsoever requisite or necessary to be done, said acts of said attorney-in-fact, being hereby ratified and approved.


                                           Dated this 22nd day of February 2002.



                                           /s/Jay Gould
                                           -------------------------------------
                                           Jay Gould
                                           Secretary